As filed with the Securities and Exchange Commission on April 28, 1997


                                                       File No. 2-81956
                                                                811-3627

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                Form N - 1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post Effective Amendment No. 19                       X
                                  AND/OR
                REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940
                             Amendment No. 19                               X

                      Greenspring Fund, Incorporated
            (Exact Name of Registrant as Specified in Charter)

                    2330 West Joppa Road, Suite 110
                    Lutherville, Maryland                   21093-4641
                    (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code (410)823-5353

                    Mr. Charles vK. Carlson, President
                      2330 West Joppa Road, Suite 110
                     Lutherville, Maryland 21093-4641
                  (Name and address of Agent for Service)

Copies To:               Ralph V. De Martino, Esq.
                   De Martino Finkelstein Rosen & Virga
                      1818 N Street, N.W., Suite 400
                          Washington, D.C. 20036
                         Telephone:  (202)659-0494
                        Telecopier:  (202)659-1290

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line) immediately upon filing pursuant to paragraph (b)

   X  on April 30, 1997 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)

      on (date) pursuant to paragraph (a), of Rule 485.

The Registrant has registered an indefinite number of shares of Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed with the Commission a Rule 24f-2 Notice for the Registrant's most recent fiscal year on February 20, 1997.







                      Greenspring Fund, Incorporated

                           Cross Reference Sheet
                           Pursuant to Rule 495


N-1A Item Number                             Location and Page of Prospectus

Part A

Item 1.     Cover Page                       Cover Page, Page 1

Item 2.     Synopsis                         Fund Expenses, Page 2

Item 3.     Financial Highlights Table       Financial Highlights Table, Page 3

Item 4.     General Description
                of Registrant                Cover Page, Page 1; Investment
                                             Objectives, Page 6; Investment
                                             Program, Page 6

Item 5.     Management of the Fund           Management of the Fund, Page 8

Item 6.     Capital Stock and Other
                Securities                   Capital Stock, Page 10

Item 7.     Purchase of Shares               Purchase of Shares, Page 14

Item 8.     Redemption of Shares             Redemption of Shares, Page 19

Item 9.     Pending Legal Proceedings        Not Applicable

N-1A Item Number


Part B                                       Location and Page of Statement of
                                             Additional Information

Item 10.  Cover Page                         Cover Page, Page 1

Item 11.  Table of Contents                  Table of Contents, Page 2

Item 12.  General Information and History    Not Applicable

Item 13.  Investment Objectives and Policies Investment Objectives, Page 3;
                                             Investment Policies, Page 3;
                                             Investment Program, Page 5

Item 14.  Management of the Fund             Management of the Fund, Page 8

Item 15.  Control Persons and Principal
              Holders of Securities          Control Persons and Principal
                                             Holders of Securities, Page 10

Item 16.  Investment Advisory
              and Other Services             Investment Advisor and Advisory
                                             Agreement, Page 10

Item 17.  Brokerage Allocation and
              Other Services                 Portfolio Transactions and
                                             Brokerage, Page 11

Item 18.  Capital Stock and
              Other Securities               Not Applicable

Item 19.  Purchase, Redemption and Pricing
              of Securities Being Offered    Purchase, Redemption and Pricing of
                                             Securities Being Offered, Page 11

Item 20.  Taxes                              Taxes, Page 12

N-1A Item Number


Part B (Continued)                           Location and Page in Statement of
                                             Additional Information

Item 21.  Underwriters                       Not Applicable

Item 22.  Calculations of Yield Quotations
              of Money Market Funds          Not Applicable

Item 23.  Financial Statements               Statement of Assets and Liabilities
                                             Statement of Operations, Statement
                                             of Changes in Net Assets, Notes to
                                             the Financial Statements, Financial
                                             Highlights Table, Portfolio of
                                             Investments: Were filed in the
                                             Annual Report for the Fiscal Year
                                             Ended December 31, 1996 and are
                                             hereby incorporated by reference.

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C of this Registration Statement.

                        GREENSPRING FUND, INCORPORATED




                                  PROSPECTUS



                                April 30, 1997


                                    CONTENTS



               Synopsis.....................................2
                  Fund Expenses.............................2
                  Total Return Performance..................2
               Financial Highlights Table...................3
               General Information..........................5
                  Organization..............................5
                  Investment Objective......................5
                  Investment Program........................6
                  Non-Investment Grade Debt Securities......7
               Management of the Fund.......................8
               Discussion of Fund Performance...............9
               Capital Stock...............................10
                  Shareholder Inquiries....................11
                  Dividends, Distributions and Taxes.......12
               Purchase of Shares..........................14
                    Initial Investment.....................14
                    Additional Investments.................16
                    Automatic Investment Plan..............17
                    Other Purchase Information.............17
                    Net Asset Value Per Share..............18
               Redemption of Shares........................19
                    Telephone Redemptions..................21
                    Systematic Withdrawal Plan.............22
                    Signature Guarantee....................22
               Appendix A................................. 23

                                GREENSPRING FUND,
                                  INCORPORATED
                                 APRIL 30, 1997

          The Greenspring Fund (the "Fund") is a no-load mutual fund that seeks long-term growth of capital from a mixture of equity and debt securities. Current income is an important, but secondary, factor in the selection of the Fund's investments. The Fund strives for superior risk-averse performance through steady and consistent investment gains. For further details, see "Investment Objective" on page 5.

          Shares of the Fund are purchased and redeemed at the current net asset value per share. There are no sales commissions or other charges on any transactions. The Fund does not pay "12b-1 fees" (marketing fees) to promote or distribute its shares.

          This Prospectus, which should be retained for future reference, is designed to set forth concisely the information that an investor should know about the Fund before investing. A Statement of Additional Information, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Fund.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

          FUND EXPENSES

          The following table illustrates all expenses and fees incurred during the most recent fiscal year.

          Shareholder Transaction Expenses            None

          Annual Fund Operating Expenses
          (as a percentage of average net assets)
          Management Fees                             0.75%
          Other Expenses (See Annual Report)          0.29%
          Total Fund Operating Expenses               1.04%

          The following example illustrates the expenses you would bear directly or indirectly on a $1,000 investment over various time periods assuming a 5% annual return and redemption at the end of each time period.

          1 Year-$11       3 Years-$33       5 Years-$57       10 Years-$127

          This example, which is hypothetical, should not be considered a representation of past or future expenses or performance. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

          TOTAL RETURN PERFORMANCE

          Throughout the year, the Fund may include in its communications to current and prospective shareholders figures reflecting total return over various time periods. Total return is the rate of return on an amount invested in the Fund from the beginning until the end of the stated period. Average annual return is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may become worth more or less than their original cost. The Fund's Annual Report to Shareholders discusses the
          Fund's performance during 1996 and can be obtained from the Fund at no charge.

          FINANCIAL HIGHLIGHTS TABLE

          The following table provides information regarding per share income and capital changes for the period December 31, 1987 through December 31, 1996. It is based on a single share outstanding throughout each fiscal year. This information should be read in conjunction with the Fund's financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information and this Prospectus. The Fund's financial statements and financial highlights table for the years ended December 31, 1992, 1993, 1994, 1995 and 1996 have been audited by Coopers
          & Lybrand L.L.P.  Prior periods were audited by other auditors.
          The unqualified opinion of the independent accountant covering the most recent five years is contained in the Fund's December 31, 1996 Annual Report to Shareholders.

                                            1987    1988    1989    1990     1991    1992    1993    1994    1995    1996
Net Asset Value, Beginning of Year         13.61   11.89   12.50   12.83    11.32   12.91   13.78   13.96   13.39   15.05

Income From Investment Operations
     Net Investment Income                  1.12    1.44    0.67    0.68     0.49    0.51    0.40    0.51    0.70    0.60
     Net Realized and Unrealized
      Gain/Loss on Investments              0.07    0.46    0.63   (1.51)    1.69    1.59    1.59   (0.12)   1.78    2.74

Total From Investment Operations            1.19    1.90    1.30   (0.83)    2.18    2.10    1.99    0.39    2.48    3.34

Less Distributions
     Net Investment Income                 (1.65)  (1.26)  (0.79)  (0.68)   (0.52)  (0.51)  (0.40)  (0.51)  (0.68)  (0.59)
     Net Realized Gain on Investments      (1.26)  (0.03)  (0.18)   0.00    (0.07)  (0.72)  (1.41)  (0.45)  (0.07)  (0.56)
     Distributions in Excess of
      Net Realized Gains                   (  - )  (  - )  (  - )  (  - )   (  - )  (  - )  (  - )  (  - )  (0.07)  (  - )

Total Distributions                        (2.91)  (1.29)  (0.97)  (0.68)   (0.59)  (1.23)  (1.81)  (0.96)  (0.82)  (1.15)

Net Asset Value, End of Year               11.89   12.50   12.83   11.32    12.91   13.78   13.96   13.39   15.05   17.24

Total Return                                9.26%  15.98%  10.60%  (6.51%)  19.34%  16.52%  14.65%   2.83%  18.79%  22.65%

Ratios/Supplemental Data

Net Assets, End of Year (000's)           18,416  21,208  22,119  18,989   18,916  20,004  29,885  50,322  71,839  91,492

Ratio of Expenses to Average Net Assets     1.36%   1.29%   1.27%   1.31%    1.33%   1.48%   1.31%   1.27%   1.06%   1.04%

Ratio of Net Investment Income to
 Average Net Assets                         8.57%  11.13%   6.23%   4.82%    3.79%   3.68%   2.78%   4.03%   4.97%   3.74%

Portfolio Turnover Rate                   929.30% 198.76%  71.26%  90.27%   70.21% 100.17% 121.79%  76.55%  65.19%  60.74

Average Commission Paid Per Share            -       -       -       -        -       -       -        -       -    0.0477

                                 GENERAL INFORMATION

          ORGANIZATION

          The Fund is a no-load, open-end, diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It was incorporated in Maryland on October 21, 1982 and first offered its shares to the public on July 1, 1983.

          INVESTMENT OBJECTIVE

          The Fund's principal objective is to provide long-term growth of capital for its shareholders through a total return approach to investing. In pursuing its investment objective, the Fund invests primarily in common stocks, but may also invest in preferred stocks, debt securities, securities not publicly traded and money market instruments. The objective of this diversification of security types is to enhance the total return of the Fund's portfolio and to preserve its principal during uncertain market conditions. The Fund's active portfolio management may result in a higher level of taxable capital gains than other mutual funds.

          The Fund's investment policies are subject to restrictions as described in the Statement of Additional Information. The Fund's investment objective and investment policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified prior to a material change. Fundamental policies, which are listed in the Statement of Additional Information under "Investment Policies", may be changed only with approval of at least a majority of the outstanding shares of the Fund. Operating policies of the Fund are also listed in the Statement of Additional Information under "Investment Policies".

          An investor should keep in mind that every investment carries risk. Although the Fund seeks to reduce risk by diversification, a diversified portfolio does not eliminate all risk and the Fund can not assure its shareholders that it will achieve its investment objective.

          The Fund's share price will fluctuate with changes in the market value of its securities. Therefore, an investment in the Fund may be worth more or less when redeemed than when purchased.

          The Fund is not meant to be a vehicle for playing short-term swings in the stock market.

          INVESTMENT PROGRAM

          The Fund pursues its investment objective by investing in a diversified portfolio of securities that the Fund's Advisor, Key Equity Management Corporation ("Key Equity" or the "Advisor"), believes are undervalued relative to the general market and the company's industry peers. The Advisor researches each security separately and analyzes the company's profitability, the strength of its balance sheet, its ability to generate free cash flow, the value of unrecognized assets, management's ability to capitalize upon the company's assets and anticipated economic trends. The Fund has no specific criteria such as market capitalization, level of assets, sales or earnings, or industry type that would make a security unsuitable for purchase. Consequently, the proportion of the Fund's assets invested in particular companies and industries fluctuates given the Advisor's evaluation of the outlook for specific industries and companies.

          The Advisor looks for companies that may be somewhat out-of-favor, where the adverse conditions that caused the security to be out-of-favor are believed to be already discounted by the investment community and reflected in the price of the company's securities. Consequently, the risks associated with these type of investments may be somewhat limited. Additionally, the Advisor selects those out-of-favor companies that possess a catalyst that may result in increased investor sponsorship. Such catalysts include management changes, industry developments, new products and changing corporate structures. The Fund may also invest a portion of its assets in the securities of companies in the process of financial reorganization or liquidation. Such an investment is done only after careful analysis of the firm's assets, earnings power, and timing of the reorganization or liquidation proceedings.

          The Fund also reserves the right to invest in repurchase agreements, foreign securities and write or purchase call options, covered and uncovered, as well as write or purchase put options; however, the Fund has not utilized these investment practices recently. For a more detailed description of these investment practices, please refer to the Statement of Additional Information.

          If the Fund's Advisor cannot find securities that meet its investment criteria, short-term money market-type reserves may be utilized, which should reduce downside volatility during periods of market weakness.

          NON-INVESTMENT GRADE DEBT SECURITIES

          The Fund may invest in debt securities that are unrated or rated in the medium to lowest rating categories by Standard & Poor's Corporation ("S & P") or Moody's Investors Service, Inc.
          ("Moody's). (See Appendix A). S & P and Moody's rate securities as to their credit quality, which may be helpful in judging the assurance of interest and principal payments. S & P and Moody's do not evaluate the market value risk of these securities, which are inclined to be less sensitive to interest rate fluctuations than higher-rated securities, but more sensitive to changing economic conditions or individual corporate developments. Because credit ratings may not be timely changed to reflect subsequent events, the Advisor continuously monitors the issuers of high yield bonds in its portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the bonds' liquidity so the Fund can meet redemption requests. If the rating of an instrument held by the Fund changes, the Fund will reassess its investment and may retain the portfolio security.

          Fluctuations in the prevailing levels of interest rates may have an inverse effect on the Fund's bond holdings, but not the income received by the Fund from its debt securities. Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on debt securities purchased by the Fund can be assured. In addition, if debt securities contain call, pre-payment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund may be unable to replace them with securities having as high of a yield.

          During the Fund's most recent fiscal year, the percentage of the Fund's total investments represented by: (1) bonds rated by a nationally recognized statistical rating organization, separated into each applicable rating category by monthly dollar-weighted average is AAA (S & P)/ Aaa (Moody's) - 1.33%;  BB (S & P) - 2.44%, Ba
          (Moody's) - .11%; B (S & P) - 9.63%, B (Moody's) - 12.96%; CCC
          (S & P) - 1.51%, Caa (Moody's) - 4.32%, D (S & P) - 3.17%, Ca
          (Moody's) 3.49% and (2) bonds not rated, which is not indicative of an unfavorable rating, is S & P - 7.67% and Moody's - 3.54%.
          The foregoing dollar weighted average ratings of the Fund's portfolio should not be considered indicative of the future composition of the bonds held in the Fund's portfolio. See "Non-Investment Grade Debt Securities" in the Statement of
          Additional Information.


                             MANAGEMENT OF THE FUND

          The Board of Directors supervises the management of the Fund.
          The Statement of Additional Information, under "Management of the Fund," contains general background about each Director. The executive officers of the Fund, whose services are provided by the Fund's Advisor, serve without compensation from the Fund.

          Key Equity Management Corporation, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093 was organized in October 1982 solely to act as investment advisor to the Fund. Key Equity is a wholly-owned subsidiary of Corbyn Investment Management, Inc. ("Corbyn"), an investment advisor providing investment management services for pension funds, endowments and individuals since 1973. Key Equity manages the investment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program subject to direction by the Fund's Board of Directors.

          In return for its services, the Fund pays Key Equity a monthly fee, accrued daily, at an annual rate of .75% of the Fund's month-end net assets. This fee may be in excess of that paid by other mutual funds. For the year ended December 31, 1996, the total advisory fee paid by the Fund to Key Equity represented an annual effective rate of .75% of the Fund's total average daily net assets. Total expenses incurred in the same time period by the Fund (including the advisory fee) represented an annual effective rate of 1.04% of the Fund's total average daily net assets.

          Charles vK. Carlson is President, Chairman of the Board of Directors and portfolio manager of the Fund. He has been President of the Fund since March 1993, Chairman of the Board of Directors since January 1994 and portfolio manager of the Fund since January 1987. Prior to becoming President of the Fund, Mr. Carlson was Senior Vice President of the Fund from March 1991 to March 1993.
          He has been a Director of the Fund since January 1987.  Mr.
          Carlson is also the President and a Director of Corbyn Investment Management and Key Equity Management Corporation. A
          Chartered Financial Analyst, he received his B.S. degree in Political Economy in 1982 from The Johns Hopkins University.


                             DISCUSSION OF FUND PERFORMANCE

          The performance of the Fund during 1996, including the relevant market conditions and the investment strategies and techniques pursued by the Fund's Advisor, is discussed in the shareholder letter in the Annual Report, which can be obtained from the Fund without charge.

          Average annual total returns for the one, five and ten year periods ended December 31, 1996 were 22.65%, 14.89% and 12.08%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Past performance is not predictive of future performance.


                             CAPITAL STOCK

          The Fund has authorized 30,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so and, in this event, the holders of the remaining shares will not be able to elect any directors.

          As of March 31, 1997, Corbyn had discretionary authority over accounts holding 19% of the Fund. Corbyn, either alone or in combination with the Advisor, may be deemed to have a controlling interest in the Fund. Both Corbyn and the Advisor maintain that they do not control the Fund.

          On May 8, 1990, at its Annual Meeting of shareholders, the Fund's shareholders approved an amendment of the Fund's Articles of Incorporation and By-Laws providing that the Fund shall not be required to hold an Annual Meeting of stockholders in any year in which none of the following is required to be acted upon by stockholders pursuant to the Investment Company Act of 1940: (1) Election of Directors; (2) Approval of the Investment Advisory Agreement; (3) Ratification of the selection of independent public accountants; and (4) Approval of a Distribution Agreement.
          Therefore, the Fund does not intend to hold an Annual Meeting of shareholders. The Fund will, however, call a meeting of shareholders for the purpose of voting upon the question of removal of any director upon receipt of written request to do so by the record holders of not less than 10 percent of the outstanding shares of the Fund.

          SHAREHOLDER INQUIRIES

          Rodney Square Management Corporation ("Rodney Square"), located at 1105 North Market Street, 3rd Floor, Wilmington, DE 19890, is the transfer agent for the Fund.

          For shareholder account information, Rodney Square shareholder service representatives can be reached at (800) 576-7498 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time during any business day.

          To change the address on your account, send a written request signed by all registered owners of your account. Please include the account number(s), the name(s) on the account and both the old and new addresses. When Rodney Square receives notification of a change of address, a confirmation will be mailed to you.

          DIVIDENDS, DISTRIBUTIONS AND TAXES

          The Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company. The Fund will distribute all of its net income and realized gains to shareholders, which will be taxable as ordinary income or long-term capital gains to shareholders. Shareholders may be proportionately liable for taxes on these distributions unless shareholders are not subject to tax on their income and would not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of such income or gains. Any dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments.

          Shareholders can elect to have dividends and capital gains paid in cash or additional shares at the time of the initial purchase of shares. This election can be changed by notifying Rodney Square in writing prior to the record date for a particular distribution. Dividends and capital gains paid in cash can be electronically credited to a shareholder's bank account by attaching a voided check when completing an Account Registration Form or paid by a check. Dividends and capital gains will be reinvested in full and fractional shares of the Fund at the next computed net asset value at the close of business on the ex-dividend date. If no election is made, all dividends and capital gains will automatically be reinvested in shares of the Fund at no charge. A Statement of Account will be mailed to shareholders when dividend and capital gains are paid regardless if paid in cash or reinvested in additional shares.

          The election to reinvest dividends and capital gains paid by the Fund in additional shares of the Fund will be treated for tax purposes as being received by the shareholder and then used to purchase shares of the Fund. Dividends and net short-term capital gains are taxable to shareholders as ordinary income regardless if received in cash or additional shares. Some portion of the dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporate shareholders to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Long-term capital gains are taxable as long-term capital gains regardless of how long the shares of the Fund have been owned. Generally, by January 31, Rodney Square will mail shareholders information on the tax status of dividends, capital gains and redemptions made during the preceding year. Please retain these account records in a safe place, as they will be required for tax purposes.

          Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution when received even though the distribution represents a return of a portion of the purchase price.

          Redemptions of shares of the Fund will be taxable transactions for Federal income tax purposes. Generally, a capital gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the proceeds received. Such gains or losses will be characterized as short- or long-term, depending on how long the shares were owned. A loss recognized on the disposition of shares of the Fund will be disallowed under the wash sale rule if identical shares are acquired 30 days before or after the date of disposition. See "Taxes" in the Statement of Additional Information.

          The Fund may be required to withhold Federal income tax at the rate of 31% from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when completing the Account Registration Form. Certain foreign accounts may be subject to U.S. withholding tax on ordinary distributions.

          In addition to Federal taxes, a shareholder may be subject to state or local taxes on payments received from the Fund. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxes" in the Statement of Additional Information. Shareholders are urged to consult their own tax advisors regarding specific tax questions.


                             PURCHASE OF SHARES

          INITIAL INVESTMENT

          The minimum initial investment in the Fund is $2,000, except for an Individual Retirement Account, a Gift to a Minor account and an account opened through the Automatic Investment Plan, the minimums for which are $1,000.  To make an initial investment in the Fund, please complete and sign an Account Registration Form for a regular account or complete the necessary forms for an Individual Retirement Account, a SEP-IRA or a SIMPLE IRA and
          mail along with a check, payable to Greenspring Fund, to
          Greenspring Fund, c/o Rodney Square, P.O. Box 8987, Wilmington,
          DE 19899. All courier deliveries, including overnight express, should be mailed to Greenspring Fund, c/o Rodney Square, 1105 N. Market Street, 3rd Floor, Wilmington, DE 19890. The Fund does not accept telephone orders for the purchase of shares, except it will accept telephone orders from brokerage firms with whom the Fund
          has certain operating relationships.   The Fund reserves the right to
          modify or limit its procedures for telephone orders or to terminate them at any time. Checks should be drawn in U.S. currency on a U.S. bank.

          If an investor purchases or redeems shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services.

          Shares of the Fund will be purchased at the Fund's net asset value next determined after Rodney Square receives the purchase order or application on each day the New York Stock Exchange (the

          "Exchange") is open for regular trading and the purchase order or application is determined to be in good form by Rodney Square.
          Any purchase order for shares received by Rodney Square by mail or wire prior to the close of the Exchange, which is 4:00 p.m.
          Eastern Standard Time, will be valued at the closing net asset value on that day. If an order is placed with a brokerage firm with whom the Fund has certain operating relationships by 4:00 p.m. Eastern Standard Time and forwarded promptly to Rodney Square, it will be valued at the closing net asset value on that day. Purchase orders or applications received after the close of the Exchange will be deemed received on the next business day and be valued at the net asset value computed on that business day. There is no sales charge included in the price of the shares and all purchases will be in full and fractional shares carried out to three decimal places. Rodney Square will mail a confirmation of each transaction, in the form of a Statement of Account, showing the date of the transaction, the number of shares involved, the net asset value per share and the total balance of shares in the account after the transaction.

          The Fund reserves the right to decline to accept a purchase order upon receipt when, in the judgement of the Fund, it would not be in the best interests of the existing shareholders to accept the order. In the case of a check requiring special handling, the Fund reserves the right to delay the processing of a purchase order until the check is converted into Federal Funds by the Fund's custodian bank.

          Shares of the Fund may also be purchased by wiring funds to the Fund's custodian bank, Wilmington Trust Company. Prior to wiring funds, Rodney Square must be advised of the investment so an account number can be established. A signed and completed
          Account Registration Form can be sent by telecopy (fax) to Rodney Square to establish an account after notifying Rodney Square of the incoming wire. Rodney Square's fax number is (302) 427-4511.
          Funds should be wired to:

                      Rodney Square
                      c/o Wilmington Trust Company
                      Wilmington, DE
                      ABA# 0311-0009-2
                      DDA# 2656-8560
                      For Credit to the Greenspring Fund
                      Further Credit (Shareholder's Name)
                      Fund Account Number

          If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day. The Fund may impose a wiring fee.

          If your check or wire does not clear, you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund reserves the right to direct Rodney Square to redeem shares from any identically registered account as reimbursement for any loss incurred.

          ADDITIONAL INVESTMENTS

          Additional purchases of shares may be made in minimum amounts of $100 by mailing either the detachable investment slip found at the bottom of a recent account statement, a letter indicating the amount of the purchase, your account number, and the name in which your account is registered along with a check, payable to Greenspring Fund, Incorporated, to Rodney Square, or by wiring monies to Wilmington Trust Company as described above. Please specify the account number in the purchase request to assure proper crediting.

          Generally, certificates representing the shares are not issued. This saves the Fund the cost of issuing the certificates, saves the shareholders the trouble of safekeeping the certificates, and facilitates redemptions and transfers. However, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

          AUTOMATIC INVESTMENT PLAN

          The Automatic Investment Plan permits a shareholder to automatically purchase shares of the Fund on a monthly basis through an arrangement with his bank and Rodney Square. The minimum initial investment for the Automatic Investment Plan is $1,000. Rodney Square will arrange for a predetermined amount of money, selected by the shareholder (the minimum per month is $100), to be deducted on the 20th of the month from the shareholder's checking account to purchase shares of the Fund. The shareholder will receive a confirmation from Rodney Square and his checking account will reflect the amount charged. A shareholder may utilize this service by filing an Automatic Investment Plan application with a voided personal check with Rodney Square. The shareholder's bank must be able to accept Automated Clearing
          House ("ACH") transactions and/or be a member of an ACH association. The Automatic Investment Plan normally becomes active within 30 days after the application is received.

          OTHER PURCHASE INFORMATION

          If shares of the Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer and not by the Fund.
          Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized
          Dealer to purchase or redeem shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

          NET ASSET VALUE PER SHARE

          The Fund's shares of stock are purchased and redeemed at the current net asset value per share. The Fund determines the net asset value per share by subtracting its total liabilities (including accrued expenses and dividends payable) from its total assets (the current market value of securities the Fund holds plus cash or other assets including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

          Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

          Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

          Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.

          The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

          The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange (currently 4:00 p.m. Eastern Standard Time) each day the Exchange is open for business. The net asset value appears daily in the Wall Street

          Journal and most major newspapers and is also available by calling the Fund at (800) 366-3863 after 4:30 p.m. Eastern Standard Time each business day.


                             REDEMPTION OF SHARES

          Shares of the Fund may be redeemed at no charge on any day that the Exchange is open for business. A proper redemption request will be executed at the next computed net asset value after receipt of the request. A proper redemption request includes a written request which specifies the account number and the number of shares or the dollar amount to be redeemed. The request must be signed in exactly the same way as the shares are registered, including the signature of each joint owner, if applicable. Rodney Square does not accept redemption requests sent by telecopy (fax) unless the request is first authorized by the Fund. The Fund's fax number is (410) 823-0903. If the amount to be redeemed is greater than $10,000, all of the signatures on the redemption request and/or certificate must be signature guaranteed as described on page 22.

          If any stock certificates were issued for shares that are included in the redemption request, the certificates must be presented in properly endorsed form. Further documentation may be requested from corporations, administrators, executors, trustees, custodians or others who hold shares in a fiduciary or representative capacity to evidence the authority of the person or entity making the request. Redemptions will not become effective until the Fund has received all of the required, properly executed, documents. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as described in this Prospectus cannot be accepted. You will be notified promptly in writing by the Fund if your redemption request cannot be accepted.

          Payment will be made for the shares redeemed within seven days after the redemption request is processed by Rodney Square, in accordance with the procedures set forth below. Redemptions of shares recently purchased by check will not be mailed until all checks in payment for the purchase of shares to be redeemed have been collected, which may take up to 15 days. When payment for recently purchased shares is made by certified check or wired funds, redemptions will be made within seven days. The value of the shares upon redemption may be more or less than the shareholder's cost depending on the value of the Fund at that time.

          The redemption of shares held in a retirement account may involve the imposition of charges by the Fund's custodian. These costs are detailed in Greenspring Fund's IRA Investment Kit available at no charge from the Fund.

          The Fund may suspend the right of redemption for any period during which a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

          The Fund expects to make all redemptions in cash. For those shareholders for which it is applicable, the Fund reserves the right to fulfill a request for redemption by making a payment in whole or in part in the form of a pro rata distribution of the Fund's readily marketable securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          The Fund reserves the right to automatically redeem any account where the account balance falls below $1,000 due to redemptions by the shareholder. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance due to market conditions. Shareholders will be notified in writing 60 days prior to the automatic redemption of their account.

          The Fund also reserves the right to involuntarily redeem the account of any shareholder who has failed to furnish a certified social security or tax identification number ("TIN") to the Fund. This will reduce unnecessary expenses associated with the maintenance of an account of any shareholder who fails to provide a TIN, and, therefore, should benefit a majority of the Fund's shareholders. The Fund will notify shareholders in writing 30 days prior to involuntarily redeeming shares.

          TELEPHONE REDEMPTIONS

          The Fund will accept telephone redemptions for amounts up to
          $10,000.  The Fund may make exceptions for  brokerage firms with whom the Fund has certain operating relationships. Telephone redemptions can only be made by calling Rodney Square at (800) 576-7498 by 4:00 p.m. Eastern Standard Time. To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Rodney Square will request the registered name, the account number, and the social security or tax identification number listed on the account. The telephone call will be recorded. The proceeds of any telephone redemption will be made payable to the exact registrant(s) and mailed to the address of record within 5 business days of the request. In the case of a telephone redemption by wire, the wire will be made only in
          accordance with the shareholder's prior written instructions.   The
          Fund will not be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. If reasonable security procedures are not followed, the Fund may be liable for any losses. The Fund reserves the right to modify or limit its procedures for telephone redemptions or to terminate them at any time.

          SYSTEMATIC WITHDRAWAL PLAN

          The Fund offers a Systematic Withdrawal Plan whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Plan. The minimum amount that may be drawn each month or quarter is $100.
          This Plan may be terminated or modified at any time without charge or penalty.

          A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares on or about the 25th of each month and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

          SIGNATURE GUARANTEE

          Signature guarantees are required for shareholders' protection and to prevent fraudulent redemptions. A signature guarantee will be required for any redemption request over $10,000, any redemption request where there has been an address change within 30 days, and, regardless of the amount, if the redemption proceeds are to be paid to someone other than the registered owner(s).

          A signature guarantee can be obtained from commercial banks that are FDIC members, trust companies, firms that are members of a domestic stock exchange and foreign branches of any of the above. A notary public is not an acceptable guarantor.

          The signature guarantee must appear together with the signature(s) of the registered owner(s) on the written request for redemption, on a separate instrument of assignment (stock power) which may be obtained from banks or stockbrokers, or on all stock certificates surrendered for redemption, in which case the signature guarantees must also appear on the letter of stock power if shares held on deposit in non-certificate form are also being redeemed.


                             APPENDIX A
                Description of Corporate Bond Ratings

          Standard & Poor's Corporation

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

              I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

              II.   Nature and provisions of the obligation.

              III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

          AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

          A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

          BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

          CCC - Identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

          CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless
          Standard & Poor's believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

          Moody's Investors Service, Inc.

          Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long term risks appear somewhat larger than with Aaa securities.

          A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

          Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

          Ca - Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

          C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       Greenspring Fund, Incorporated
                       2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863

                                DIRECTORS
                       Charles vK. Carlson, Chairman
                            William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                          Richard Hynson, Jr.

                                OFFICERS
                          Charles vK. Carlson
                 President and Chief Executive Officer

                           Michael T. Godack
                   Sr. Vice President and Secretary

                           Michael J. Fusting
                  Vice President, Treasurer and Chief
                           Financial Officer

                           INVESTMENT ADVISOR
                    Key Equity Investment Management
                    2330 West Joppa Road, Suite 108
                       Lutherville, MD 21093-7207

                            TRANSFER AGENT
                  Rodney Square Management Corporation
                 1105 North Market Street, Third Floor
                         Wilmington, DE 19890
                            (800) 576-7498

                              CUSTODIAN
                       Wilmington Trust Company
                       1100 North Market Street
                         Wilmington, DE 19890

                       INDEPENDENT ACCOUNTANTS
                       Coopers & Lybrand L.L.P.
                        217 E. Redwood Street
                       Baltimore, MD 21202-3316

                            LEGAL COUNSEL
                 DeMartino Finkelstein Rosen & Virga
                         1818 N Street, N.W.
                      Washington, DC 20036-2492

                    STATEMENT OF ADDITIONAL INFORMATION

                      Greenspring Fund, Incorporated

                               ("the Fund")

                             FORM N-1A, PART B








This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated April 30, 1997, which may be obtained by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641.

The date of this Statement of Additional Information is April 30, 1997.

                            TABLE OF CONTENTS

                                                                          Page
Investment Objectives and Policies (Page 5 in Prospectus). . . . . . . . . 3
     Investment Objective. . . . . . . . . . . . . . . . . . . . . . . . . 3
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . 3
          Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . 3
          Operating Policies . . . . . . . . . . . . . . . . . . . . . . . 4

Investment Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . 5
     Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Call Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Put Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Federal Income Tax Treatment of Options . . . . . . . . . . . . . . . 6
     Non-investment Grade Debt Securities. . . . . . . . . . . . . . . . . 7
     Foreign Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 7

Total Return Performance . . . . . . . . . . . . . . . . . . . . . . . . . 8

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Management of the Fund (Page 8 in Prospectus). . . . . . . . . . . . . . . 8

Control Persons and Principal Holders of Securities. . . . . . . . . . . .10

Investment Advisor and Advisory Agreement. . . . . . . . . . . . . . . . .10

Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . .11

Purchase, Redemption and Pricing of the Fund's Shares
     (Pages 14, 15, 16, 17, 18, 19, 20, 21 and 22 in Prospectus) . . . . .11
     Net Asset Value Per Share (Page 18 in Prospectus) . . . . . . . . . .11
     Pricing of Securities Being Offered . . . . . . . . . . . . . . . . .12

Taxes (Page 12 in Prospectus). . . . . . . . . . . . . . . . . . . . . . .12

Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . . . .13

                     Investment Objectives and Policies

The following information supplements the Fund's discussion of its investment objective and program on pages 5 and 6 of the Prospectus. Unless otherwise specified, the Fund's investment program and policies are not fundamental policies. The Fund's operating policies are subject to change by its Board of Directors without shareholder approval. However, shareholders will be notified of any material changes.

                            Investment Objective

The Fund's principal objective is to provide long-term growth of capital for its shareholders through a total return approach to investing. In pursuing its investment objective, the Fund invests primarily in common stocks, but may also invest in preferred stocks, debt securities, securities not publicly traded and money market instruments. The objective of this diversification of security types is to enhance the total return of the Fund's portfolio and to preserve its principal during uncertain market conditions.

                            Investment Policies

Fundamental Policies

The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1) purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government;

     2) purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of issuer;

     3) purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

     4) invest in companies for the purpose of exercising management or control;

     5) purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate;

     6)   purchase or sell commodities or commodity contracts;

     7) purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than a customary sales load or broker's commission, if applicable), or as a part of a merger, consolidation or acquisition.

          The purchase of securities of other investment companies is also limited by the Investment Company Act of 1940 (the "1940
          Act"). The 1940 Act provides, in general, that a registered investment company (the "Acquiring Company") may not acquire any security issued by another investment company (the "Acquired Company") if the Acquiring Company immediately after the acquisition owns in the aggregate: (a) more than 3% of the total outstanding voting stock of the Acquired Company; (b) securities of the Acquired Company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring Company; or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the total assets of the Acquiring Company. Investors may incur duplicate fees to the extent that the Fund invests in other investment companies.

     8)   purchase securities on margin or effect short sales of securities;

     9) make loans, except that it may acquire publicly distributed bonds, debentures, notes and other debt securities;

    10) borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

    11)   mortgage, pledge or hypothecate securities;

    12) act as securities underwriter, except to the extent that it may be regarded as an underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

    13) deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

    14) purchase or obtain the securities of any issuer if any officer or director of the Fund owns more than .5% or if all officers and directors of the Fund together own more than 5% of the securities of such issuer, provided, that as a matter of operating policy, the Fund has determined that such limitations will also apply to the officers and directors of its investment advisor; or

    15)   issue any obligations, bonds, notes or other senior securities.

Operating Policies

The following restrictions are operating policies which are subject to change by the Board of Directors without shareholder approval. However, the Fund will not change any operating policy without notice to shareholders.
The Fund may not:

     1) invest more than 5% of its total assets in the securities of issuers engaged in continuous operation for less than three years;

     2) purchase any securities which will cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise illiquid and not readily marketable;

     3)   invest in straddles or spreads;

     4) purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

     5) purchase any securities which would cause more than 2% of its total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of its total assets to be invested in warrants acquired by the Fund in units or attached to debt securities;

     6) purchase or sell real estate, including limited partnership interests unless those limited partnership interests are listed on a nationally recognized securities exchange, although it may invest in real estate investments trusts or securities of companies which invest in real estate; and

     7) invest in oil, gas or mineral leases or development programs, but may invest in securities of companies that invest or sponsor oil, gas or mineral leases or development programs.

                              Investment Program

Repurchase Agreements

The Fund may invest in repurchase agreements with domestic banks or broker-dealers either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. For example, if the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy. It is expected that these risks can be controlled through careful monitoring procedures.

Options

The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Since inception of the Fund, the only two options transactions in the Fund's portfolio enacted were during 1987 and 1991 when covered calls were sold against a security.

The current market value of a put or call option which has been purchased will be recorded as an asset on the Fund's Statement of Assets and Liabilities. This asset will be will be valued at the last quoted sales price each day. If the option has not been traded or if the last sales price is not within the context of the highest closing bid and the lowest closing offer, the option will be valued at the mean of the bid and asked price on the day the valuations are made. The assets will be extinguished upon the expiration of the option, the selling of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

Call Options

A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Options written by the Fund will normally have expiration dates ranging up to nine months. However, the Fund does not have any control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. The exercise price of the options may be below, equal to, or above the current market value of the underlying securities at the time the options are written.

Although the Fund has no current intention to sell uncovered call options, the Fund reserves the right to do so. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer has assumed the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss. Conversely, should the price of the security decline, the writer has retained the risk of a loss, which will be offset in whole or in part by the premium received.

Closing transactions may be effected in order to realize a profit on an outstanding option or to prevent an underlying security from being called. Effecting a closing transaction will also permit the Fund to write another option on the underlying security with either a different expiration date or exercise price or both.

If the Fund effects a closing purchase transaction and the cost is less (more) than the premium received from the writing of the option, a profit (loss) will be realized. Because increases in the market price of the underlying security will generally effect increases in the market price of an option, any loss resulting from the repurchase of the option is likely to be offset in whole or in part by the appreciation of the underlying security owned by the Fund.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more that 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times, may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options

The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received. The daily valuation of put options is substantially identical to that of call options.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Federal Income Tax Treatment of Options

Set forth below is a brief summary of the federal income tax consequences of options. It is not intended to be a complete and detailed description of all possible tax consequences. Investors should consult their own tax advisors for more complete information. The summary below assumes that options purchased by the Fund are capital assets.

When puts and calls written by the Fund (seller) expire unexercised, the premium received becomes a short-term capital gain at the time of such expiration. When a covered call written by the Fund is exercised, the amount realized on the sale of the underlying security is increased by the amount of the premium in determining gain or loss, and the gain or loss on the sale of the security is short or long-term, depending on the holding period of the underlying security. When puts written by the Fund are exercised, the Fund will reduce the cost basis of the underlying security by the amount of the premium received. The Fund will recognize either a short or long-term capital gain or loss upon the sale or expiration of the option. Upon the exercise of a call option by the Fund (buyer), the Fund will increase the cost basis of the underlying security by the amount of value paid for the option. If it is a put option, the Fund will reduce the amount realized on the sale of the underlying security by the amount paid for the put option. Because of tax considerations, the Fund may be limited in its ability to write or purchase options with an exercise period of less than three months. Gains or losses on options sold or purchased in hedging transactions will be treated as ordinary income or losses.

Non-Investment Grade Debt Securities

The non-investment grade bond market's growth has parallelled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the non-investment grade bond market and on the value of non-investment grade bonds in the Fund's portfolio, as well as the ability of the bonds' issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of non-investment grade bonds.

The market for non-investment grade bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, non-investment grade securities will be valued inaccordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing non-investment grade debt securities than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted non-investment grade bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect non-investment grade securities differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Non-investment grade bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade bonds and the Fund's asset value. Furthermore, in the case of non-investment grade bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Non-investment grade bonds present risks based on payment expectations. For example, these bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a non-investment grade bond's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of non-investment grade bonds than in the case of investment grade bonds.

New laws and proposed new laws may have a negative impact on the market for non-investment grade bonds. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in non-investment grade bonds and pending proposals are designed to limit the use of tax and other advantages of non-investment grade bonds. While no initiatives affecting the Fund have prevailed, any such proposals, if enacted, could have a material negative effect on the Fund's net asset value and investment practices.

Special tax considerations are associated with investing in non-investment grade bonds structured as zero coupon or pay-in-kind securities.
The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Foreign Securities

The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

                         Total Return Performance

The Fund's total return calculations quoted in advertising reflect all aspects of the Fund's return including the reinvestment of all capital gains distributions and income dividends for the periods shown and any change in the Fund's net asset value per share over the period without regard to tax consequences to the shareholder. Such performance information is based on historical results and is not intended to indicate future performance. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. In addition, the Fund may quote cumulative total returns reflecting the change in value of an investment over a stated period of time. The average annual total return of the Fund for the one, five and ten year periods ended December 31, 1996 were 22.65%, 14.89% and 12.08%,
respectively.   The cumulative total return of the Fund for the one, five and ten year periods ended December 31, 1996 were 22.65%, 100.14% and 212.94%, respectively.

                            Portfolio Turnover

While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than many other mutual funds. The portfolio turnover rates for 1996 and 1995 were 60.74% and 65.19%, respectively.

With the Fund's emphasis on the preservation of capital, certain equities may be sold at an earlier date than anticipated at the time of purchase. This may be the case if a sale is warranted by the attainment of the security's price objective or by a change in the company's investment prospects, economic conditions or the state of the financial markets. The Fund may also from time to time purchase equities whose prices are expected to rise over the short term, but whose longer-term prospects may or may not be attractive. The purchase and sale of these securities may also lead to a higher than average portfolio turnover rate. To the extent that the Fund's strategies result in short-term gains, shareholders will be taxed on such gains at ordinary income rates.

                          Management of the Fund

The following is a list of the officers and directors of the Fund, and a brief statement of their present positions and principal occupations during the last five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's directors who are considered "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The individuals so noted are "interested persons" on the basis of their positions with the Fund's investment advisor, Key Equity Management Corporation ("Advisor") and the Advisor's parent company, Corbyn Investment Management,
Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).

                                                                                          Principal
                                            Position(s) Held                        Occupation(s) During
          Name                              With Registrant                            Past Five Years

Charles vK. Carlson, CFA*             President, Chairman of the                    President and Director
Age 37                                Board and Chief Executive Officer             of the Fund's Advisor
                                                                                    and Corbyn Investment
                                                                                    Management, Inc.

Michael T. Godack*                    Sr. Vice President, Secretary                 Vice President and
Age 43                                and Director                                  Director of the Fund's
                                                                                    Advisor.  Managing
                                                                                    Director of Corbyn
                                                                                    Investment Management, Inc.

Michael J. Fusting, CFA, CPA*         Vice President, Treasurer, Chief              Vice President, Treasurer,
Age 36                                Financial Officer and Director                and Director of the Fund's
                                                                                    Advisor.  Managing Director
                                                                                    of Corbyn Investment
                                                                                    Management, Inc.

Richard Hynson, Jr.*                  Director                                      Sr. Vice President and
Age 53                                                                              Managing Director of Corbyn
                                                                                    Investment Managment, Inc.

David T. Fu                           Director                                      Managing Director of Galway
1246 Harbour Glen Court                                                             Partners, L.L.C. from January
Arnold, MD 21012                                                                    1995 to present.  Director of
Age 40                                                                              Bell Atlantic Information
                                                                                    Services from September 1993 to
                                                                                    January 1995.  Vice President of
                                                                                    Network Management, Inc. from
                                                                                    February 1992 to September 1993.
                                                                                    Sales Director of Hamilton Avnet
                                                                                    Computer from February 1990 to
                                                                                    February 1992.

William E. Carlson*                   Director                                      Partner of Shapiro and Olander from
117 E. Churchill Street                                                             February 1990 to present.
Baltimore, MD 21230                                                                 Appointed and commenced service
Age 39                                                                              as a director on February 15, 1994
                                                                                    to fill vacancy left by Daniel R.
                                                                                    Long, III who resigned due to
                                                                                    competing personal responsibilities.

Directors who are not employees of the Fund or companies affiliated with the Fund will receive a fee of $1,000 for attending the annual meeting plus $350 for each other meeting attended besides the annual meeting and reasonable out -of-pocket expenses incurred in connection with attending such meetings. Directors, as well as officers, who are "interested persons" of the Fund do not receive remuneration from the Fund or from its Advisor, but may receive remuneration from Corbyn Investment Management.


              Control Persons and Principal Holders of Securities

As of March 31, 1997, there were approximately 6,388,896 shares of capital stock of the Fund outstanding. Of those shares, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

                                         Amount/Nature of       Percentage of
     Name/Address                            Ownership            Ownership
Corbyn Investment Management                 1,201,088               19%
2330 West Joppa Road, Suite 108               Record
Lutherville, MD 21093

Charles Schwab & Co., Inc.                   1,688,816               26%
101 Montgomery Street                         Record
San Francisco, CA 94104

Corbyn Investment Management, an investment research management company organized in the State of Maryland, is affiliated with the Fund through its management and with the Fund's Advisor through its management and ownership.

Certain clients of Corbyn may have investment objectives similar to that of the Fund. Recommendations may be made from time to time which result in the purchase or sale of a particular security by advisory clients simultaneously with the Fund. The acquisition or disposition of a security for such clients does not create an obligation to acquire or dispose of the security for the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price and the ability of the Fund to obtain or dispose of the full amount of the security which it seeks to purchase or sell. If Corbyn's clients and the Fund are purchasing a given security on the same day from the same broker-dealer, the price of the transaction may be averaged and the average price allocated among the clients participating in the transaction.

As of March 31, 1997, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 34,020 shares of the Fund, representing approximately .53% of the Fund's outstanding shares.

                 Investment Advisor and Advisory Agreement

Key Equity Management Corporation, a wholly-owned subsidiary of Corbyn Investment Management, Inc., is the Fund's Advisor and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. Key Equity was organized in October, 1982 solely to act as investment advisor to the Fund and does not have any operating history prior to July 1, 1983.

The Investment Advisory Agreement between Key Equity and the Fund is dated February 28, 1986 and was most recently approved by shareholders on May 8, 1990. Under this Agreement, the Advisor furnishes the Fund with investment research, advice and supervision and continuously provides the Fund with an investment program consistent with policies adopted by the Fund and declared by its Board of Directors. The Advisor also supervises the Fund's relations with its custodian, auditors and federal and state regulatory bodies, furnishes the office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund and maintaining its organization. The Advisor pays the salaries and fees of all executive officers and directors of the Fund and for all clerical services relating to the research oriented work of the Fund's investment portfolio. However, Corbyn has and may continue to furnish the office facilities, equipment and salaries as described above, through the Advisor, at no additional cost to the Fund.

In return for these services, the Fund will pay its Advisor a monthly fee, accrued daily, at an annual rate of .75% of the Fund's month-end net asset value. The advisory fee may be reduced to the extent that the Fund's annual expenses exceed, in any fiscal year, 1.50% of the average daily net assets up to $30,000,000 and 1% of the average daily net assets over $30,000,000. Reimbursements of fees paid in excess of this limitation, if any, will be on a monthly basis. For this purpose, expenses exclude taxes, brokerage fees and commissions and extraordinary expenses, as determined by the Advisor, such as litigation.

The investment advisory fees paid by the Fund for the years 1994, 1995 and 1996 were $307,474, $494,166 and $581,258, respectively. At December 31, 1996, investment advisory fees payable to the Advisor amounted to $57,139.

Each year, the Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement was last approved on February 13, 1997, the date of the last annual Board of Directors meeting. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60-days written notice to the Advisor and will terminate
automatically in the event of its assignment.   The Advisor may also terminate
the Agreement by notifying the Fund 60 days prior to the termination date.

                   Portfolio Transactions and Brokerage

The Fund's officers implement the investment decisions for the Fund recommended by its Advisor. The Advisor also selects the brokerage firms used by the Fund to complete securities transactions. All decisions and selections are reviewed quarterly by the Fund's Board of Directors.

The Advisor selects broker-dealers to effect securities transactions for the Fund based on which broker-dealers can obtain the most favorable combination of price and execution for the transactions. This does not mean that the Fund must base its execution decisions solely on whether the lowest possible commissions costs may be obtained. The Advisor determines if the amount of commissions is reasonable in relation to the value of the brokerage and research services provided, viewed in the terms of either that particular transaction or the overall responsibilities to the Fund and that the services provided by a broker provide the Advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. In seeking to achieve the best combination of price and execution, an effort is made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities and financial condition.

Commissions paid by the Fund will be compared to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Obtaining a low commission, though, is secondary to obtaining a favorable security, which is usually more beneficial to the Fund. The Advisor may pay a higher brokerage commission than may be charged by other brokers to brokers who provide quality, comprehensive and frequent research studies (such as investment and market research and securities and economic analysis) to the Fund and its Advisor, which are useful in performing the advisory activities under contract with the Fund. There is no current arrangement to do so.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of the Advisor, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

During 1996, all the Fund's brokerage commissions were paid to firms which provided the Fund's Advisor with research services.

For the years 1994, 1995, and 1996 the total brokerage commissions paid by the Fund were $93,888, $154,298, and $135,471, respectively. No officer or director of the Fund, nor any officer, director or shareholder of the Fund's Advisor, has any direct or indirect affiliation with any person employed as a broker by or on behalf of the Fund.

           Purchase, Redemption and Pricing of the Fund's Shares

Net Asset Value Per Share

The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the current market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange (currently 4:00 p.m. Eastern Standard
Time) each day the Exchange is open for business. It is expected the Exchange will be closed during 1997 on Saturdays and Sundays and on January 1 (New Year's
Day), February 17 (President's Day), March 28 (Good Friday), May 26 (Memorial
Day), July 4 (Independence Day), September 1 (Labor Day), November 27 (Thanksgiving Day) and December 25 (Christmas Day), 1997.

The Fund expects to make all redemptions in cash. For those shareholders for which it is applicable, the Fund reserves the right to honor any request for redemption by making a payment in whole or in part in the form of a pro rata distribution of the Fund's readily marketable securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Pricing of Securities Being Offered

Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listings. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sales price is not in the context of the highest closing bid price and the lowest closing offering price and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.

                                   Taxes

Set forth below is a brief summary of the Federal income tax consequences of an investment in the Fund. It is not intended to be a complete and detailed description of all possible tax consequences. Investors should consult their own tax advisors for more complete information.

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("the Code") as amended. To qualify as a regulated investment company, the Fund must (a) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities, which does not include investments in the securities of any one issuer that represents more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of the Fund's total assets invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer; (b) derive at least 90% of its gross income from dividends, interest, income from securities on loan and gains (without including losses) from the sale or other disposition of securities; (c) derive less than 30% of its gross income from gains (without including losses) on the sale or other disposition of securities held for less than three months; and (d) distribute at least 90 percent of the Fund's taxable income for the taxable year. In addition, in each calendar year, the Fund is required to distribute the sum of 98% of the ordinary income earned in such calendar year, 98% of the capital gain net income earned in the 12-month period ending October 31 and any undistributed ordinary income and undistributed capital gain net income from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.

Shareholders may also be required to include in income a designated portion of the Fund's undistributed net capital gain, but will be entitled to a credit for tax on such amount that was paid by the Fund and to an increase in the basis of their shares for 65% of the amount included in income. Distributions from the Fund in excess of the Fund's current and accumulated earnings and profits will not be treated as a dividend. Instead, such distribution will be a non-taxable return of capital applied first to reduce the shareholder's adjusted basis in his shares, and to the extent that such distribution exceeds the shareholder's adjusted basis, the excess will be treated as a gain from the sale of the shares. For 1996, the Fund made the following distributions:

                    Ordinary Dividends Per Share $.59
                    Short-Term Capital Gains Distribution Per Share $.186 Long-Term Capital Gains Distribution Per Share $.369

Dividends and distributions are generally taxable to shareholders in the year in which received. Dividends declared by the Fund in October, November or December of a calendar year, but paid during January of the following calendar year, will be treated as received by shareholders on December 31.

                                 Custodian

Wilmington Trust Company, whose address is Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, acts as custodian for the Fund's investments. Wilmington Trust Company does not have any part in determining the investment policies of the Fund.

                               Legal Counsel

The law firm of De Martino Finkelstein Rosen & Virga, whose address is 1818 N Street, N.W., Suite 400, Washington, D.C. 20036, serves as outside legal counsel for the Fund.

                          Independent Accountants

Coopers & Lybrand L.L.P., Certified Public Accountants, whose address is 217 East Redwood Street, Baltimore, Maryland 21202, has been retained as the independent accountants to the Fund. The financial statements of the Fund for the year ended December 31, 1996 and the report of independent accountants are included in the Fund's Annual Report for the fiscal year ended December 31, 1996, which is incorporated by reference into this Statement of Additional Information.

                                  PART C
                             OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Part A:
     Financial Highlights Table for the Years Ended December 31, 1996; 1995; 1994; 1993; 1992; 1991; 1990; 1989; 1988; and 1987.

     Part B:

     The following financial statements are incorporated by reference from the Registrant's Annual Report to Shareholders dated December 31, 1996:

     Portfolio of Investments, December 31, 1996
     Statement of Assets and Liabilities, December 31, 1996
     Statement of Operations for the Year Ended December 31, 1996
     Statement of Changes in Net Assets for the Years Ended December 31, 1996
        and 1995
     Notes to Financial Statements, December 31, 1996
     Financial Highlights Table For the Years Ended December 31, 1996; 1995;
        1994; 1993; and 1992
     Report of Independent Accountants
     Performance Since Inception

(b)  Exhibits:

Exhibit
Number                               Description

1(a) Copy of the Articles of Incorporation of Registrant - Copy of the Articles of Incorporation of the Registrant was filed as Exhibit 1 to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

 (b) Copy of the amendment to the Articles of Incorporation of Registrant - Copy of the amendment to the Articles of Incorporation of Registrant, dated May 8, 1990, was filed as Exhibit 1(a) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, which is hereby incorporated by reference.

2(a) Copy of the By-laws of the Registrant - Copy of the By-laws of the Registrant was filed as Exhibit 2 to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

 (b) Copy of the amendment to the By-Laws of Registrant - Copy of the amendment to the By-Laws, dated May 8, 1990, was filed as Exhibit 2(b) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-
      3627) on April 29, 1992, which is hereby incorporated by reference.

3     Not Applicable (Copy of the voting trust agreement)

4 Specimen certificate for shares of common stock of the Registrant was filed as Exhibit 4 to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

5 Copy of the Investment Advisory Agreement - Copy of the Investment Advisory Agreement was filed as Exhibit 5 to the Registrant's Post-Effective Amendment No. 5 (File No. 2-81956 and 811-3627) on May 16, 1986, which is hereby incorporated by reference.

6     Not Applicable (Copy of the underwriting or distribution contract)

7     Not Applicable (Copy of all bonus, profit sharing or similar contacts)

8(a) Copy of the Custodial Agreement of the Registrant - Copy of the Custodial Agreement of the Registrant, dated October 1, 1994, was filed as Exhibit 8(a) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995.

8(b) Copy of the Custodial Fees (schedule of remuneration) of the Registrant - Copy of the Custodial Fees (schedule of remuneration), dated October 1, 1994, was filed as Exhibit 8(b) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995.

9(a) Copy of the Charles Schwab Operating Agreement - Copy of the Charles Schwab Operating Agreement, dated September 14, 1993, was filed as
      Exhibit 9 to the Registrant's Post-Effective Amendment No. 16 (File No. 2-81956 and 811-3627) on March 31, 1994, which is hereby incorporated by reference.

9(b) Copy of the Transfer Agent Agreement of the Registrant - Copy of the Transfer Agent Agreement of the Registrant, dated October 1, 1994, was filed as Exhibit 9(b) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995.

10 An Opinion and Consent of Counsel was filed with Form 24f-2 on February 20, 1997.

11 Copies of the Independent Certified Public Accountant's Opinion and Statement of Consent - the Opinion and Statement of Consent of Coopers
      & Lybrand L.L.P., dated January 31, 1997 and April 28, 1997, respectively, attached as Exhibit 11 to the Registrant's Post-Effective Amendment No. 19 (File No. 2-81956 and 811-3627) as filed on April 28, 1997.

12    Not Applicable (Copy of financial statements omitted from Item 23)

13 Copies of agreements of Registrant providing the initial capital of $100,000.00 - Copies of agreements of Registrant's providing the initial capital was filed as Exhibit 13 to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, which is hereby incorporated by reference.

14 Copy of model plan used in establishing a retirement plan - Copy of model plan used in establishing a retirement plan was filed as Exhibit 14 to the Registrant's Post-Effective Amendment No. 3 (File No. 2-81956 and 811-3627) on February 6, 1985, which is hereby incorporated by reference.

15 Not Applicable (Copy of any plan entered into describing the financing and distribution of the Registrant's shares).

16 Copy of Schedule of Computation of Performance of Registrant - Copy of the Schedule of Computation of the Registrant was filed as Exhibit 16 to the Registrant's Post-Effective Amendment No. 9 (File No. 2-81956 and 811-3627) on May 10, 1989, which is hereby incorporated by reference.

17 Copy of a Financial Data Schedule - A copy of a Financial Data Schedule is being filed as Exhibit 17 to the Registrant's Post-Effective Amendment No.19 (File No. 2-81956 and 811-3627) on April 28, 1997.

Item 25.  Persons Controlled by or Under Common Control with  Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. and Messrs. Godack, Hynson, Trump and Fusting and Karla Moore are Managing Directors of Corbyn Investment Management, Inc. Messrs. Carlson, Godack, Trump and Fusting are also directors of Key Equity Management Corporation. Corbyn Investment Management, Inc. owns 100% of the total outstanding stock of Key Equity Management Corporation. As of the date of this filing, approximately
19% of the Fund's outstanding stock was owned by various private counsel clients of Corbyn Investment Management, Inc., as to which Corbyn Investment
Management, Inc. has discretionary authority. See the response to Item 28 below for further information regarding Key Equity Management Corporation.

Item 26.  Number of Holders of Securities

As of March 31, 1997, the number of record holders of each class of securities of the Registrant was as follows:

                Title of Class             Number of Record Holders
                 Common Stock
          (par value $.01 per share)                3397

27.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the registrant may indemnify any person to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisor

Key Equity Management Corporation (the "Advisor") was incorporated on October 21, 1982 to act in the capacity of investment advisor to the Fund. As stated in the Fund's Statement of Additional Information, officers and directors of the Advisor are also directors of the Fund and Corbyn Investment Management. Corbyn Investment Management is a registered investment advisor with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Advisor indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson

President and Director of Key Equity Management Corporation; President, Chairman of the Board of Directors and Chief Executive Officer of Greenspring Fund, Inc; President and Director of Corbyn Investment Management, Inc.

Michael Timothy Godack

Vice-President and Director of Key Equity Management Corporation; Senior Vice-President, Secretary and Director of the Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

Michael Joseph Fusting

Vice-President, Treasurer and Director of Key Equity Management Corporation; Vice-President, Treasurer, Chief Financial Officer and Director of Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

David Allen Trump

Vice President and Director of Key Equity Management Corporation; Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore

Secretary and Director of Key Equity Management Corporation; Managing Director and Secretary of Corbyn Investment Management, Inc.

Item 29.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 30.  Location of Accounts and Records:

(a) With respect to the required books and records to be maintained by the Registrant's Custodian under Section 31(a) of the 1940 Act, the address is:

               Wilmington Trust Corporation
               Wilmington Trust Center
               Rodney Square North
               1100 North Market Street
               Wilmington, DE 19890-0001

(b) With respect to the required books and records to be maintained by the Registrant's Transfer Agent under Section 31(a) of the 1940 Act, the address is:

               Rodney Square Management Corporation
               1105 North Market Street, 3rd Floor
               Wilmington, DE 19890


(c) With respect to all other required books and records to be maintained by the Registrant at its principal office and the Registrant's Investment Advisor under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

               Michael T. Godack
               Greenspring Fund, Incorporated
               2330 West Joppa Road, Suite 110
               Lutherville, Maryland 21093

Item 31.  Management Services

The Registrant is not a party to any management-related service contract.

Item 32.  Undertakings

Not Applicable

                            Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 18th day of April, 1997.

                        Greenspring Fund, Incorporated

                        By:
                            Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                         Title                          Date


                              President and Chairman             April 18, 1997
Charles vK. Carlson           of the Board  (Chief
                              Executive Officer)


                              Senior Vice President,
Michael T. Godack             Secretary and Director


                              Vice-President,
Michael J. Fusting            Treasurer and Director
                              (Chief Financial Officer)



Richard Hynson, Jr.           Director



David T. Fu                   Director



William E. Carlson            Director

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 18th day of April, 1997.

                            Greenspring Fund, Incorporated

                            By:  S/Charles vK. Carlson
                                 Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                          Title                        Date


S/Charles vK. Carlson          President and Chairman          April 18, 1997
Charles vK. Carlson            of the Board (Chief
                               Executive Officer)

S/Michael T. Godack            Senior Vice President,
Michael T. Godack              Secretary and Director


S/Michael J. Fusting           Vice-President, Treasurer
Michael J. Fusting             and Director (Chief
                               Financial Officer)

S/Richard Hynson, Jr.          Director
Richard Hynson, Jr.


S/David T. Fu                  Director
David T. Fu


S/William E. Carlson           Director
William E. Carlson


                                EXHIBIT 11


                                COPY OF THE

                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S

                                  OPINION

                                    AND

                           STATEMENTS OF CONSENT





REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of
Directors of Greenspring Fund, Incorporated


     We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                           COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

                            EXHIBIT 17


                           COPY OF THE


                     FINANCIAL DATA SCHEDULE